J.P. Morgan Mortgage Trust 2020-5 ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name: AMC Diligence, LLC

Business Name (if Different):

Principal Business Address: 630 Third Avenue #1601 New York, NY 10017

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: J.P. Morgan Mortgage Acquisition Corp.

Business Name (If f Different):

Principal Business Address: 383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Fitch Ratings, Inc.	U.S. RMBS Ratings Criteria, September 27, 2019
Kroll Bond Rating Agency, Inc.	U.S. RMBS Rating Methodology, July 7, 2016
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, November 15, 2018
S&P Global Ratings	Methodology and Assumptions for Rating U.S. RMBS Issued 2009 and Later dated February 22, 2018

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1: AMC Diligence, LLC

By: Tim Van Houtte

Signature: /s/ Tim Van Houtte

Date: July 10, 2020

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of J.P. Morgan Mortgage Acquisition Corp. (“Client”) during multiple transactions from June 2019 to May 2020 via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between May 2019 and April 2020.

(2) Sample size of the assets reviewed.

The Review was conducted on seven hundred four (704) mortgage loans with an aggregate original principal balance of approximately $565.335 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the entire portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

Appraisal Date	Coborrower Last Name	Originator Application Date	Other Financing - Current Balance	Valuation Type
Borrower First Name	Coborrower Qualifying FICO	Original CLTV	Product Description	Zip
Borrower Last Name	Contract Sales Price	Original Interest Rate	Purpose
Borrower Qualifying FICO	Investor: Qualifying Total Debt Ratio	Original Loan Amount	Representative FICO
City	LTV Valuation Value	Original LTV	Refi Purpose
Coborrower First Name	Note Date	Original P&I	Street

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

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Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP/Zippy Review

When a DU/LP/Zippy form is provided, AMC (i) confirmed and captured recommendations and (ii) verified that (a) red flags listed on the DU/LP/Zippy were addressed by the underwriter, (b) listed credit conditions were cleared by the underwriter, and (c) the final DU/LP/Zippy in the file contained data that matched the data gathered from documents in the file. All mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and the AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

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Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loans or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual % rate, the finance charge, the amount
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financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual % Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent.
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
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iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
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viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

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If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual % rate, as recalculated, to the applicable average prime offer rate plus a certain applicable %. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home”

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mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

§	Initial application (1003);
§	Underwriting summary / loan approval (1008);
§	Credit report;
§	Income and employment documentation;
§	4506T;
§	Asset documentation;
§	Sales contract;
§	Hazard and/or flood insurance policies;
§	Copy of note for any junior liens;
§	Appraisal;
§	Title/Preliminary Title;
§	Final 1003;
§	Changed circumstance documentation;
§	Right of Rescission Disclosure;
§	Mortgage/Deed of Trust;
§	Note;
§	Mortgage Insurance;
§	Tangible Net Benefit Disclosure;
§	Subordination Agreement;
§	FACTA disclosures;
§	Notice of Special Flood Hazards;
§	Initial and final GFE’s;
§	HUD from sale of previous residence;
§	Final HUD-1;
§	Initial TIL;
§	Final TIL;
§	Loan Estimates;
§	Closing Disclosures; and
§	Certain other disclosures related to the enumerated tests set forth herein.
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(8) Other: review and methodology.

Not applicable.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), Moody’s Investors Service, Inc. (“Moody’s”), and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were seven hundred four (704) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable Fitch, Kroll and Moody’s NRSRO grading criteria, one hundred ninety-six (196) (27.84%) loans had an overall loan grade of “B.” Seven (7) loan with an overall grade of “B” had B grade exceptions across multiple exception types. After all documents were presented, under the applicable DBRS and S&P NRSRO grading criteria, one hundred ninety-one (191) (27.13%) loans had an overall loan grade of “B.” Seven (7) loan with an overall grade of “B” had B grade exceptions across multiple exception types.

Exception Type	Fitch, Kroll, Moody’s Final Exception Rating	Exception Category	Total
Compliance	B	TRID Defect	85
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	59
		ECOA	40
		TRID	29
		RESPA	14
		ATR/QM	13
		Missing, Incorrect, or Incomplete Final or Initial 1003	9
		ATR/QM Defect	8
		Missing Non-Required Data	7
		Misc. State Level	6
		Missing Disclosure	5
		TILA	1
		FACTA	1
		Total Compliance Grade (B) Exceptions:	277
Total Compliance Exceptions:			277
Credit	B	Asset	6
		Credit	4
		Legal / Regulatory / Compliance	1
		Total Credit Grade (B) Exceptions:	11
Total Credit Exceptions:			11
Property	B	Valuation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			289

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Exception Type	DBRS and S&P Final Exception Rating	Exception Category	Total
Compliance	B	TRID Defect	85
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	59
		ECOA	40
		TRID	29
		RESPA	14
		ATR/QM	13
		Missing, Incorrect, or Incomplete Final or Initial 1003	9
		Missing Non-Required Data	7
		Misc. State Level	6
		Missing Disclosure	5
		TILA	1
		ATR/QM Defect	1
		FACTA	1
		Total Compliance Grade (B) Exceptions:	270
Total Compliance Exceptions:			270
Credit	B	Asset	6
		Credit	4
		Legal / Regulatory / Compliance	1
		Total Credit Grade (B) Exceptions:	11
Total Credit Exceptions:			11
Property	B	Valuation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			282

COMPLIANCE RESULTS SUMMARY

Of the seven hundred four (704) loans reviewed, under the applicable Fitch, Kroll and Moody’s NRSRO grading criteria, one hundred ninety-six (196) had a Compliance Review “B” grade. Forty (40) of the loans with an overall grade of “B” have multiple compliance exceptions (see exception detail below); however, none are lower than a grade of “B.” Of the seven hundred four (704) loans reviewed, under the applicable DBRS and S&P NRSRO grading criteria, one hundred ninety-one (191) had a Compliance Review “B” grade. Forty (40) of the loans with an overall grade of “B” have multiple compliance exceptions (see exception detail below); however, none are lower than a grade of “B.”

Fitch, Kroll and Moody’s Grade	# of Loans	% of Loans
A	508	72.16%
B	196	27.84%
C	0	0.00%
D	0	0.00%

DBRS and S&P Grade	# of Loans	% of Loans
A	513	72.87%
B	191	27.13%
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C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the seven hundred four (704) loans reviewed; one (1) loan had a Property Review “B” grade due to the property being in a declining market.

NRSRO Grade	# of Loans	% of Loans
A	703	99.86%
B	1	0.14%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

Six hundred ninety-three (693) mortgage loans (98.44%) of the total received an “A” Credit Review grade. The eleven (11) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	693	98.44%
B	11	1.56%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the seven hundred four (704) mortgage loans reviewed, six hundred ten (610) (86.65%) mortgage loans had tape discrepancies across twenty-three (23) unique data fields. The most common tape discrepancies were Original P&I (35.23%), Investor: Qualifying Total Debt Ratio (33.38%), Appraised Value (32.95%), and Original CLTV (21.02%). AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines.

Field	# of Loans	% of Loans
Original P&I	248	35.23%
Investor: Qualifying Total Debt Ratio	235	33.38%
Appraised Value	232	32.95%
Original CLTV	148	21.02%
Original Interest Rate	148	21.02%
Property Type	133	18.89%
Original LTV	133	18.89%
LTV Valuation Value	120	17.05%
Zip	98	13.92%
Original Loan Amount	86	12.22%
Representative FICO	67	9.52%
Value Used For LTV Calculation	53	7.53%
Contract Sales Price	37	5.26%
City	32	4.55%
Other Financing Junior Total Original Loan Amount	27	3.84%
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Street	21	2.98%
Borrower First Name	13	1.85%
Refi Purpose	3	0.43%
Note Date	2	0.28%
Occupancy	2	0.28%
Borrower Last Name	1	0.14%
Borrower SSN	1	0.14%
Product Description	1	0.14%

ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Safe Harbor QM	556	78.98%	$467,920,661.00	82.77%
Temporary SHQM (GSE/Agency Eligible)	139	19.74%	$91,090,676.00	16.11%
Higher Priced QM	8	1.14%	$5,695,120.00	1.01%
Temporary HPQM (GSE/Agency Eligible)	1	0.14%	$628,500.00	0.11%
Total	704	100.00%	$565,334,957.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	704	100.00%	$565,334,957.00	100.00%
Total	704	100.00%	$565,334,957.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	704	100.00%	$565,334,957.00	100.00%
Total	704	100.00%	$565,334,957.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Rate/Term Refinance - Borrower Initiated	295	41.90%	$226,733,728.00	40.11%
Other-than-first-time Home Purchase	225	31.96%	$190,764,977.00	33.74%
Cash Out: Other/Multi-purpose/Unknown Purpose	113	16.05%	$90,511,375.00	16.01%
First Time Home Purchase	39	5.54%	$30,417,177.00	5.38%
Cash Out: Debt Consolidation	23	3.27%	$18,549,700.00	3.28%
Cash Out: Home Improvement/Renovation	8	1.14%	$7,598,000.00	1.34%
Limited Cash-Out	1	0.14%	$760,000.00	0.13%
Total	704	100.00%	$565,334,957.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	704	100.00%	$565,334,957.00	100.00%
Total	704	100.00%	$565,334,957.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
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Single Family Detached	439	62.36%	$350,817,654.00	62.05%
PUD	204	28.98%	$159,578,669.00	28.23%
Condo, Low Rise	33	4.69%	$27,406,834.00	4.85%
2 Family	13	1.85%	$12,189,900.00	2.16%
Condo, High Rise	7	0.99%	$7,568,900.00	1.34%
1 Family Attached	4	0.57%	$4,118,000.00	0.73%
Townhouse	2	0.28%	$1,281,000.00	0.23%
3 Family	2	0.28%	$2,374,000.00	0.42%
Total	704	100.00%	$565,334,957.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	667	94.74%	$535,923,040.00	94.80%
Second Home	37	5.26%	$29,411,917.00	5.20%
Total	704	100.00%	$565,334,957.00	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

Exceptions (Fitch, Kroll, Moody’s)	# of Loans	Grade Impact	Exception Type
TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	51	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	33	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	22	B	Compliance
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	14	B	Compliance
TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	14	B	Compliance
TRID Zero Percent Tolerance Violation With Sufficient Cure Provided	11	B	Compliance
Self-Employed Tax Return Recency	10	B	Compliance
Missing Document: Missing Lender's Initial 1003	9	B	Compliance
TRID Final Closing Disclosure Total Property Costs Year 1 - October 2018 Test	9	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	7	B	Compliance
Check Restated Loan Designation Match - QM / ATR	7	B	Compliance
(Missing Data) Last Rate Set Date	6	B	Compliance
RESPA - Initial Escrow Account Statement Missing	5	B	Compliance
RESPA - Initial Escrow Account Statement Inaccurate	5	B	Compliance
TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	5	B	Compliance
TRID Final Closing Disclosure Lender Contact Information - Wholesale Loans	4	B	Compliance
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TRID Final Closing Disclosure Finance Charge	4	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow - Reason	4	B	Compliance
ECOA Appraisal - Appraisal Provided Prior to Date Performed	3	B	Compliance
Colorado Consumer Credit Code (First Lien Refinance Notice Not Provided)	3	B	Compliance
TRID Zero Percent Tolerance Violation With Sufficient Cure – 130(b) Cure	3	B	Compliance
TRID Final Closing Disclosure did not itemize credits for specific fees in the "Paid by Others" column, or "Seller Paid" column, on the final CD provided to the Consumer	3	B	Compliance
Possible Federal Loan Originator Compensation - LO Comp Disclosure Not Provided: Unable to determine from evidence in the loan file if compensation was based on a term of the transaction.	3	B	Compliance
TRID Post Close Closing Disclosure Finance Charge	2	B	Compliance
TRID Lender Credit Tolerance Violation	2	B	Compliance
TRID Ten Percent Tolerance Violation With Sufficient Cure Provided	2	B	Compliance
RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	2	B	Compliance
TRID Home Loan Toolkit Timing	2	B	Compliance
Self Employed - Implicit Adherence	2	B	Compliance
TRID Final Closing Disclosure Will Have Escrow Account	2	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow Account	2	B	Compliance
TRID Final Closing Disclosure Escrowed Property Costs Year 1 - October 2018 Test	1	B	Compliance
TRID Final Closing Disclosure Estimated Escrow Payment Test	1	B	Compliance
TRID Final Closing Disclosure Estimated Total Minimum Payment Fixed Rate Initial Payment Test	1	B	Compliance
TRID Post Close Closing Disclosure Total Of Payments Test Non-Rescindable Transactions	1	B	Compliance
Colorado Home Loan (Ability to Repay not Verified)	1	B	Compliance
TRID Final Closing Disclosure Total Of Payments	1	B	Compliance
RESPA Disclosure - List of Homeownership Counseling Organizations Missing	1	B	Compliance
TILA Notice of Right to Cancel Expiration Date greater than Deal Start Date.	1	B	Compliance
Right of Rescission Timing - Note Date used as Transaction Date	1	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	1	B	Compliance
Colorado Consumer Credit Code (First Lien Refinance Notice Not Provided Timely)	1	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	1	B	Compliance
TRID Final Closing Disclosure PAD Fee	1	B	Compliance
TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	1	B	Compliance
ECOA Appraisal - Appraisal Waiver Less than 3 Days From Consummation	1	B	Compliance
TRID Final Closing Disclosure Without Seller Change - Total Payoffs	1	B	Compliance
TRID Post Close Closing Disclosure Total Of Payments Test Rescindable Transactions	1	B	Compliance
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RESPA Disclosure - List of Homeownership Counseling Organizations Not Provided Within 3 Business Days of Application	1	B	Compliance
Maryland Property Insurance (Property Insurance Exceeds Replacement Value)	1	B	Compliance
TRID Ten Percent Tolerance Violation With Sufficient Cure – 130(b) Cure	1	B	Compliance
TRID Final Closing Disclosure Without Seller - Total Closing Costs Exceeds Limits	1	B	Compliance
Self-Employed Tax Return Recency - ATR	1	B	Compliance
QM Employment History - Current and/or Previous Employment Documentation lacks Date Info	1	B	Compliance
Federal FACTA Disclosure Timing Test	1	B	Compliance
TRID Home Loan Toolkit Provided	1	B	Compliance
Paid To party cannot be determined on the Closing Disclosure. For compliance testing purposes, Paid To of Lender will be considered in lieu of UTD.	1	B	Compliance
Available for Closing is insufficient to cover Cash From Borrower.	6	B	Credit
Credit Exception:	2	B	Credit
Guideline Requirement: Total cash-out discrepancy.	1	B	Credit
Reported liability reflects the borrower as an Authorized User. This debt has been excluded from QM qualification.	1	B	Credit
There is no dollar amount noted on the title policy.	1	B	Credit
Property is in a declining market.	1	B	Property

Exceptions (DBRS and S&P)	# of Loans	Grade Impact	Exception Type
TILA - Incorrect Right To Cancel Form Used - H-8 Used on Same Lender Refinance (Circuit 2, 5, 7, 8, 9, 10 or DC)	51	B	Compliance
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	33	B	Compliance
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	22	B	Compliance
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	14	B	Compliance
TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	14	B	Compliance
TRID Zero Percent Tolerance Violation With Sufficient Cure Provided	11	B	Compliance
Self-Employed Tax Return Recency	10	B	Compliance
Missing Document: Missing Lender's Initial 1003	9	B	Compliance
TRID Final Closing Disclosure Total Property Costs Year 1 - October 2018 Test	9	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	7	B	Compliance
Check Restated Loan Designation Match - QM / ATR	7	B	Compliance
(Missing Data) Last Rate Set Date	6	B	Compliance
RESPA - Initial Escrow Account Statement Missing	5	B	Compliance
RESPA - Initial Escrow Account Statement Inaccurate	5	B	Compliance
TRID Final Closing Disclosure Non Escrowed Property Costs Year 1	5	B	Compliance
TRID Final Closing Disclosure Lender Contact Information - Wholesale Loans	4	B	Compliance
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TRID Final Closing Disclosure Finance Charge	4	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow - Reason	4	B	Compliance
ECOA Appraisal - Appraisal Provided Prior to Date Performed	3	B	Compliance
Colorado Consumer Credit Code (First Lien Refinance Notice Not Provided)	3	B	Compliance
TRID Zero Percent Tolerance Violation With Sufficient Cure – 130(b) Cure	3	B	Compliance
TRID Final Closing Disclosure did not itemize credits for specific fees in the "Paid by Others" column, or "Seller Paid" column, on the final CD provided to the Consumer	3	B	Compliance
Possible Federal Loan Originator Compensation - LO Comp Disclosure Not Provided: Unable to determine from evidence in the loan file if compensation was based on a term of the transaction.	3	B	Compliance
TRID Post Close Closing Disclosure Finance Charge	2	B	Compliance
TRID Lender Credit Tolerance Violation	2	B	Compliance
TRID Ten Percent Tolerance Violation With Sufficient Cure Provided	2	B	Compliance
RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	2	B	Compliance
TRID Home Loan Toolkit Timing	2	B	Compliance
Self Employed - Implicit Adherence	2	B	Compliance
TRID Final Closing Disclosure Will Have Escrow Account	2	B	Compliance
TRID Final Closing Disclosure Will Not Have Escrow Account	2	B	Compliance
TRID Final Closing Disclosure Escrowed Property Costs Year 1 - October 2018 Test	1	B	Compliance
TRID Final Closing Disclosure Estimated Escrow Payment Test	1	B	Compliance
TRID Final Closing Disclosure Estimated Total Minimum Payment Fixed Rate Initial Payment Test	1	B	Compliance
TRID Post Close Closing Disclosure Total Of Payments Test Non-Rescindable Transactions	1	B	Compliance
Colorado Home Loan (Ability to Repay not Verified)	1	B	Compliance
TRID Final Closing Disclosure Total Of Payments	1	B	Compliance
RESPA Disclosure - List of Homeownership Counseling Organizations Missing	1	B	Compliance
TILA Notice of Right to Cancel Expiration Date greater than Deal Start Date.	1	B	Compliance
Right of Rescission Timing - Note Date used as Transaction Date	1	B	Compliance
Notice of Special Flood Hazard Disclosure Missing	1	B	Compliance
Colorado Consumer Credit Code (First Lien Refinance Notice Not Provided Timely)	1	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	1	B	Compliance
TRID Final Closing Disclosure PAD Fee	1	B	Compliance
TRID Final Closing Disclosure Homeowners Insurance Included In Escrow	1	B	Compliance
ECOA Appraisal - Appraisal Waiver Less than 3 Days From Consummation	1	B	Compliance
TRID Final Closing Disclosure Without Seller Change - Total Payoffs	1	B	Compliance
TRID Post Close Closing Disclosure Total Of Payments Test Rescindable Transactions	1	B	Compliance
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RESPA Disclosure - List of Homeownership Counseling Organizations Not Provided Within 3 Business Days of Application	1	B	Compliance
Maryland Property Insurance (Property Insurance Exceeds Replacement Value)	1	B	Compliance
TRID Ten Percent Tolerance Violation With Sufficient Cure – 130(b) Cure	1	B	Compliance
TRID Final Closing Disclosure Without Seller - Total Closing Costs Exceeds Limits	1	B	Compliance
Self-Employed Tax Return Recency - ATR	1	B	Compliance
QM Employment History - Current and/or Previous Employment Documentation lacks Date Info	1	B	Compliance
Federal FACTA Disclosure Timing Test	1	B	Compliance
TRID Home Loan Toolkit Provided	1	B	Compliance
Paid To party cannot be determined on the Closing Disclosure. For compliance testing purposes, Paid To of Lender will be considered in lieu of UTD.	1	B	Compliance
Available for Closing is insufficient to cover Cash From Borrower.	6	B	Credit
Credit Exception:	2	B	Credit
Guideline Requirement: Total cash-out discrepancy.	1	B	Credit
Reported liability reflects the borrower as an Authorized User. This debt has been excluded from QM qualification.	1	B	Credit
There is no dollar amount noted on the title policy.	1	B	Credit
Property is in a declining market.	1	B	Property

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